                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200, Bay
                                      Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               November 1, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     RBS Partners, L.P.
                                      Its:    General Partner

                                      By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                              -------------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   November 3, 2021

2.   RBS PARTNERS, L.P.

Item                                  Information

Name:                                 RBS Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200, Bay
                                      Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               November 1, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                              --------------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   November 3, 2021

3.   ESL INVESTMENTS, INC.

Item                                  Information

Name:                                 ESL Investments, Inc.

Address:                              1170 Kane Concourse, Suite 200, Bay
                                      Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               November 1, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     /s/ Edward S. Lampert
                                              --------------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   November 3, 2021